                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM 8-K/A

                        AMENDMENT NO.3 TO CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




Date of Report:                 November 20, 1998



                             NEENAH FOUNDRY COMPANY
             (Exact name of registrant as it appears in its charter)



           Wisconsin                     333-28751            39-1580331
(State or other jurisdiction of  (Commission File Number)    (IRS Employer
  incorporation or organization)                              ID Number)



2121 Brooks Avenue,  P.O. Box 729, Neenah, Wisconsin            54957
(Address of principal executive offices)                      (Zip Code)

                                 (920) 725-7000
              (Registrant's telephone number, including area code)


                                      None
                         (Former name or former address
                          if changed since last report)

Neenah Foundry Company (the "Company") hereby amends Item 7 of the Company's Form 8-K/A dated November 19, 1998 reporting the Company's acquisition of all of the issued and outstanding stock of Dalton Corporation ("Dalton") to adjust the pro forma financial statements. The amended items are as follows:

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (b) Pro Forma Financial Information

         - Pro Forma Consolidated Balance Sheet as of June 30, 1998 and related notes

                             NEENAH FOUNDRY COMPANY
                 UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
                                  June 30, 1998
                                 (In thousands)

                                                                       Historical
                                                      ------------------------------------
                                                        Neenah                                   Pro Forma
                                                        Foundry     Dalton           ACP         Adjustments    Pro Forma
                                                      ---------    --------      ---------     -------------    ---------
ASSETS
Current assets:
  Cash and cash equivalents ......................    $   9,741    $     226     $      --     $      81 (a)    $  10,048
  Accounts receivable, net .......................       38,333       22,526         7,747            --           68,606
  Inventories ....................................       26,686       12,634         2,496         1,268 (b)       43,084
  Other current assets ...........................        2,936        1,728           281            --            4,945
  Prepaid income taxes ...........................        1,155           --           438            --            1,593
  Deferred income taxes ..........................        1,710           --            --         2,425 (b)        4,135
                                                      ---------    ---------     ---------     ---------        ---------
            Total current assets .................       80,561       37,114        10,962         3,774          132,411

Property, plant and equipment ....................      138,116       74,850        17,783       (38,623)(b)      192,126
Less accumulated depreciation ....................        9,820       41,403         4,533       (41,403)(b)       14,353
                                                      ---------    ---------     ---------     ---------        ---------
                                                        128,296       33,447        13,250         2,780          177,773


Identifiable intangible assets, net ..............       41,951           --            --        27,919 (b)       69,870
Goodwill, net ....................................      147,487           --         6,254        30,185 (b)      183,926
Other assets .....................................        3,756        3,450           784         3,534 (a)
                                                                                                    (315)(b)
                                                                                                   1,697 (c)
                                                                                                    (652)(d)       12,254
                                                      ---------    ---------     ---------     ---------        ---------
                                                      $ 402,051    $  74,011     $  31,250     $  68,922        $ 576,234
                                                      =========    =========     =========     =========        =========
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
  Accounts payable ...............................    $  14,558    $  10,308     $   3,853            --        $  28,719
  Income taxes payable ...........................           --           78            --            --               78
  Accrued liabilities ............................       15,601        9,559         2,856          (237)(b)       27,779
  Current portion of long-term debt ..............          827       36,264         1,746       (37,844)(a)
                                                                                                   2,250 (a)        3,243
                                                      ---------    ---------     ---------     ---------        ---------
            Total current liabilities ............       30,986       56,209         8,455       (35,831)          59,819

Long-term debt ...................................      251,715           --        19,083       (12,248)(a)
                                                                                                 116,750 (a)
                                                                                                  (6,746)(e)      368,554
Postretirement benefit obligations ...............        5,137           --            --            --            5,137
Deferred income taxes ............................       54,592           --         2,405        12,868 (b)
                                                                                                    (260)(d)       69,605
Other liabilities ................................        2,151        2,945            --         2,892 (b)        7,988
                                                      ---------    ---------     ---------     ---------        ---------
            Total liabilities ....................      344,581       59,154        29,943        77,425          511,103

Commitments and contingencies

STOCKHOLDERS' EQUITY:
    Preferred stock, par value $100 per share --
         authorized 3,000 shares, no shares
         issued or outstanding ...................           --           --            --            --               --
    Common stock, par value $100 per share --
         authorized 11,000 shares, issued
         and outstanding 1,000 shares ............          100          350         4,254          (350)(b)
                                                                                                  (4,254)(e)          100
  Additional paid in capital .....................       48,750       11,385        (4,481)      (11,385)(b)
                                                                                                   4,254 (e)
                                                                                                   6,746 (e)       55,269
  Retained earnings ..............................        8,620       41,815         1,534       (41,815)(b)
                                                                                                    (392)(d)        9,762
  Treasury stock .................................           --      (38,446)           --        38,446 (b)           --
  Minimum pension liability adjustment, net of tax           --         (247)           --           247 (b)           --
                                                      ---------    ---------     ---------     ---------        ---------
            Total stockholders' equity ...........       57,470       14,857         1,307        (8,503)          65,131
                                                      ---------    ---------     ---------     ---------        ---------
                                                      $ 402,051    $  74,011     $  31,250     $  68,922        $ 576,234
                                                      =========    =========     =========     =========        =========

See accompanying Notes to Unaudited Pro Forma Consolidated Balance Sheet.

                             NEENAH FOUNDRY COMPANY
             NOTES TO UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
                             (Dollars in thousands)

(a) Adjustment to reflect the net effect on cash of the Dalton and ACP
      Acquisitions, as follows:
            Proceeds from Tranche A Term Loan                                             $  20,000
            Proceeds from Tranche B Term Loan                                                70,000
            Proceeds from Multi-Draw Acquisition Revolver                                    29,000
            Less deferred financing cost                                                     (1,697)
                                                                                          ---------
                                                                                            117,303
            Purchase price:
              Acquisition of Dalton common stock                           $ (62,995)
              Fees and expenses incurred in connection with
                the Dalton Acquisition                                          (601)
              Satisfaction of Dalton outstanding indebtedness (including
                $2,749 borrowed subsequent to June 30, 1998)                 (39,013)
              Satisfaction of ACP outstanding indebtedness (including
                $785 borrowed subsequent to June 30, 1998)                   (14,613)
                                                                           ---------
                                                                                           (117,222)
                                                                                          ---------
                                                                                          $      81
                                                                                          =========

(b) Adjustment to reflect the allocation of the $63,596 purchase cost of Dalton:
            Net assets acquired at historical cost                                        $  14,857
            Fair value adjustments(1):
              Eliminate LIFO reserve                                                            973
              Inventory step-up                                                                 295
              Write-up property, plant, and equipment(2)                                      2,780
              Record intangible assets(3)                                                    27,919
              Adjustment to accrued ESOP contribution                                         1,006
              Adjustment to pension liability                                                (1,092)
              Deferred compensation                                                          (2,935)
              Other                                                                              51
              Record deferred income taxes associated with the
                valuation of Dalton assets and liabilities                                  (10,443)
              Cost in excess of net assets acquired- goodwill(4)                             30,185
                                                                                          ---------
                                                                                          $  63,596
                                                                                          =========

---------------------
(1) For all other recorded assets and liabilities of Dalton, the historical book values were estimated to approximate their fair values at the balance sheet date.

(2) The fair value of property, plant and equipment was based on an outside appraisal completed in connection with the acquisition. The write-up has been allocated to the fixed asset categories as shown below. The remaining economic useful lives used in depreciating the new basis of the depreciable fixed assets are also indicated:

                                                                        Remaining Economic
                                                      Allocated excess     Useful Life
                                                      ----------------  ------------------
            Land                                            $ 183             n/a
            Buildings and improvements                       (781)        10 to 35 years
            Machinery and equipment                         3,378         5 to 15 years



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(3) The fair value of intangible assets was based on an outside valuation completed in connection with the Dalton Acquisition For purposes of the proforma financial information, the valuation of the intangible assets and amortization periods are shown below:

                                                                  Amortization
                                                     Fair Value      Period
                                                     ----------   ------------
            Assembled workforce                      $ 5,522         5 years
            Customer list                             12,341         10 years
            Backlog                                    1,239         4 months
            Trade name                                 5,053         40 years
            Facilities in place                        3,764         40 years

(4) An amortization period of 40 years will be used for goodwill because the period expected to be benefited exceeds 40 years.

---------------------
(c) Adjustment to record the transaction costs of $1,697 (made up of financing costs). For purposes of the proforma consolidated balance sheet, the amount is shown as part of other assets and amortized over 5 years, the life of the Term Loan.

(d) Adjustment to write off deferred financing costs related to outstanding indebtedness of ACP which was satisfied in connection with the ACP Acquisition.

(e) Adjustment to account for the contribution of the capital stock of ACP and the contribution of the subordinated debt of ACP to capital.

                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this amendment to be signed on its behalf by the undersigned hereunto duly authorized.

                              NEENAH FOUNDRY COMPANY


DATE:  November 20, 1998      /s/ Gary LaChey
                              ---------------------------------
                              Gary LaChey
                              Vice President-Finance, Secretary & Treasurer
                              (Principal Financial Officer and Duly Authorized
                              Officer)